SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

On October 15, 2021, the Company announced the continued monthly dividend on its Preferred Stock Series D in the amount of $0.19531 per share on November 15, 2021, to stockholders of record as of the dividend record date of October 31, 2021.

On October 28, 2021 the Company acquired three model home properties in Houston, TX, for approximately $1.5 million. The purchase price was paid through cash payments of approximately $0.5 million and mortgage notes of approximately $1.0 million.

During October 2021, the Company entered into a purchase and sales agreement to acquire a property in Baltimore, MD for approximately $8.7 million, with an estimated closing date in late November 2021.

14. SUBSEQUENT EVENTS

Dispositions

We disposed of the following properties subsequent to December 31, 2020:

●	Waterman Plaza was sold on January 28, 2021 for approximately $3.5 million.

●	Garden Gateway was sold on February 19, 2021 for approximately $11.2 million.

Notes Payable

On September 1, 2020, we extended the maturity of the Polar Note from October 1, 2020 to March 31, 2021 (“Maturity”), as of December 31, 2020, the outstanding principal balance was approximately $7.7 million. During the first quarter of 2021, prior to maturity, the Polar note was paid in full mainly from available cash on hand and proceeds of property sales as noted above.

Dividends

On February 23, 2021, our Board of Directors declared a dividend of $0.101 per share of Series A Common Stock, payable on March 16, 2021 to stockholders of record as of March 9, 2021.